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                                                                Exhibit No. 23.5



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our report dated January 16, 1998, included in the Registration Statement (Form S-4, No. 333- ) and related Prospectus of Cogentrix Energy, Inc., dated November 12, 1998, with respect to the financial statements of Gilberton Power Company (not separately presented herein).



                                                /s/ ERNST & YOUNG LLP



Harrisburg, Pennsylvania
November 6, 1998